              SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):
                   July 1, 1996


                     Tower Tech, Inc.
_______________________________________________________

 (Exact name of registrant as specified in its charter)


  Oklahoma                1-12556       73-1210013
(State of incorporation) (Commission    (IRS Employer
                          File No.) Identification No.)
_______________________________________________________

       Rural Route 3, Chickasha, Oklahoma  73023
        (Address of principal executive offices)
_______________________________________________________

   Registrant's telephone number, including area code:
                   405-222-2876
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                        FORM 8-K

Item 1.     CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.


Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.


Item 3.     BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.


Item 4.     CHANGES IN REGISTRANT'S CERTIFYING
            ACCOUNTANT.

     (a)    Previous independent accountants

     (i)     Effective July 1, 1996, Price Waterhouse
     LLP sold its Oklahoma City practice to Coopers &
     Lybrand LLP, and as a result had to resign as the independent accountants of the Registrant.

     (ii)     The reports of Price Waterhouse LLP on
     the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

     (iii)     In connection with its audits for the
     two most recent fiscal years and through July 1, 1996, there have been no disagreements with Price
     Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused it to make reference thereto in its report on the financial statements for such years.

     (iv)     During the two most recent fiscal years
     and through July 1, 1996, there have been no reportable events (as defined in Regulation S-K
     Item 304(a)(1)(v)).

     (v)     The Registrant has requested that Price
     Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 5, 1996, is filed as Exhibit 16 to this Form 8-K.

    (b)     New independent accountants

     The Registrant engaged Coopers & Lybrand LLP as its new independent accountants as of July 1, 1996. During the two most recent fiscal years and through July 1, 1996, the Registrant has not consulted with Coopers & Lybrand LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Coopers & Lybrand LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as that term is defined in item
     304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item
     304(a)(1)(v) of Regulation S-K.


Item 5.     OTHER EVENTS.

     Not applicable.


Item 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Proforma Financial Information.

            Not applicable.

     (b)    Exhibits.

            EXHIBIT NO.       DESCRIPTION

            16                Letter from Price
                              Waterhouse LLP


Item 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

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SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:   July 5, 1996         TOWER TECH, INC.


         By  ss/HAROLD CURTIS
            ________________________
            Harold Curtis, President